                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         WHEREAS, UICI, a Delaware corporation (herein referred to as the "Company"), intends to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the issuance and sale of up to 4,000,000 shares of its Common Stock, par value $0.01 per share, to be issued under the Company's 1998 UICI Employee Stock Option Plan and 1998 UICI Agents' Stock Option Plan; and

         WHEREAS, each of the undersigned holds the office or offices in the Company herein below set opposite his or her name, respectively;

         NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Gregory T. Mutz and Glenn W. Reed and each of them individually, his attorney with full power to act for him or her and in his name, place and stead, to sign his name in the capacity or capacities set forth below to the Company's Registration Statement on Form S-8 relating to the issuance and sale of up to 4,000,000 shares of the Company's Common Stock, par value $0.01 per share, to be issued under the Company's 1998 UICI Employee Stock Option Plan and 1998 UICI Agents' Stock Option Plan and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 13th day of August 1999.

Ronald L. Jensen, Chairman and
Director
                                          ---------------------------------

Gregory T. Mutz, Director and
President and Chief Executive Officer         /s/ Gregory T. Mutz
                                          ---------------------------------

Richard J. Estell, Director                   /s/ Richard J. Estell
                                          ---------------------------------

Richard T. Mockler, Director                  /s/ Richard T. Mockler
                                          ---------------------------------

Patrick J. McLaughlin, Director               /s/ Patrick J. McLaughlin
                                          ---------------------------------

Stuart D. Bilton, Director                    /s/ Stuart D. Bilton
                                          ---------------------------------

George H. Lane, III, Director                 /s/ George H. Lane, III
                                          ---------------------------------